COMPUTATIONAL MATERIALS

$580,000,000 Certificates (approximate) Centex Home Equity Loan Trust 2002-C

Centex Home Equity Company, LLC (Originator & Servicer) CHEC Funding, LLC (Depositor)

Neither the Sponsor nor any of its affiliates make any representations as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information herein addresses only certain aspects of the applicable certificates’ characteristics and thus does not provide a complete assessment of the certificates.  As such, the information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances.  The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the certificates should be made by you based solely upon all of the information contained in the final Prospectus and Prospectus Supplement.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the certificates in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The certificates may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus and Prospectus Supplement relating to the certificates. All information described herein is preliminary, limited in nature and subject to completion or amendment.  No representation is made that the above referenced certificates will actually perform as described in any scenario presented.  A final Prospectus and Prospectus Supplement may be obtained by contacting Salomon Smith Barney’s Syndicate Desk at (212) 723-6171.

$580,000,000 (approximate) Asset Backed Certificates Series 2002-C
To Maturity
Class(1)	Approx. Size (2)(3)	Group	Type	Tsy. BMark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity	Expected Ratings (S&P/Moody’s/Fitch)
AF-1	$69,000,000	I	Fxd – Seq	EDSF	1.01	21	5/2004	2/2017	AAA/Aaa/AAA
AF-2	$18,000,000	I	Fxd – Seq	Swaps	2.01	7	11/2004	8/2018	AAA/Aaa/AAA
AF-3	$40,000,000	I	Fxd – Seq	Swaps	3.01	21	7/2006	6/2025	AAA/Aaa/AAA
AF-4	$60,800,000	I	Fxd – Seq	Swaps	5.56	46	4/2010	6/2031	AAA/Aaa/AAA
AF-5	$5,800,000	I	Fxd – Seq	Swaps	7.91	6	9/2010	9/2032	AAA/Aaa/AAA
AF-6	$21,000,000	I	Fxd – NAS	Swaps	6.04	54	7/2010	9/2032	AAA/Aaa/AAA
AV	$263,900,000	II	Flt – PT	1mL	1.81	97	9/2010	9/2032	AAA/Aaa/AAA
M-1	$42,050,000	I & II	Flt – Mezz	1mL	5.56	69	7/2011	9/2032	AA/Aa2/AA
M-2	$26,100,000	I & II	Flt – Mezz	1mL	5.76	78	3/2012	9/2032	A/A2/A
B-1	$26,100,000	I & II	Flt – Sub	1mL	5.95	88	12/2012	9/2032	BBB/Baa2/BBB
B-2	$7,250,000	I & II	Flt – Sub	1mL	5.39	89	1/2013	9/2032	BBB-/Baa3/BBB-
A-IO(4)	$210,000,000	I & II	Fxd – IO	N/A	1.01	N/A	8/2004	N/A	AAA/Aaa/AAA

To 20% Optional Termination
Class(1)	Approx. Size (2)(3)	Group	Type	Tsy. Bmark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity	Expected Ratings (S&P/Moody’s/Fitch)
AF-4	$60,800,000	I	Fxd – Seq	Swaps	4.97	18	12/2007	6/2031	AAA/Aaa/AAA
AF-5	$5,800,000	I	Fxd – Seq	Swaps	5.36	1	12/2007	9/2032	AAA/Aaa/AAA
AF-6	$21,000,000	I	Fxd – NAS	Swaps	5.10	23	12/2007	9/2032	AAA/Aaa/AAA
AV	$263,900,000	II	Flt – PT	1mL	1.72	64	12/2007	9/2032	AAA/Aaa/AAA
M-1	$42,050,000	I & II	Flt – Mezz	1mL	4.48	26	12/2007	9/2032	AA/Aa2/AA
M-2	$26,100,000	I & II	Flt – Mezz	1mL	4.44	27	12/2007	9/2032	A/A2/A
B-1	$26,100,000	I & II	Flt – Sub	1mL	4.42	28	12/2007	9/2032	BBB/Baa2/BBB
B-2	$7,250,000	I & II	Flt – Sub	1mL	4.38	28	12/2007	9/2032	BBB-/Baa3/BBB-

Pricing Speed
Group I Group II	115% PPC 100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter. 28% CPR

(1)   All Certificates (other than the Class A-IO Certificates) subject to an interest rate cap.

(2)   Certificate sizes are subject to a variance of + / - 5%

(3)   Certificate sizes are subject to final rating agency approval

(4)   The Class A-IO Certificate does not have a certificate principal balance but will accrue interest at a rate of 6.00% per annum for 24 months on a scheduled notional amount which is the sum of the Group I A-IO component and the Group II A-IO component. The notional amount of each A-IO component will be equal to the lesser of (i) the aggregate principal balance of the loans in the related group reduced by up to $100,000 and (ii) the notional amount specified in the schedule set forth under “Class A-IO Notional Amount” below.  The Group I A-IO component and the Group II A-IO component may not be traded separately.

Preliminary Summary of Terms
Transaction:	Centex Home Equity Loan Trust 2002-C Asset-Backed Certificates, Series 2002-C
Certificates Offered:	$214,600,000 Fixed Rate Certificates $365,400,000 Floating Rate Certificates (both subject to a variance of 5%)
Depositor:	CHEC Funding, LLC
Originator and Servicer:	Centex Home Equity Company, LLC
Sellers:	Centex Home Equity Company, LLC Harwood Street Funding II, LLC
Trustee: Custodian:	JPMorgan Chase Bank Bank One Trust Company, N. A.
Certificate Ratings:	The Certificates are expected to receive the ratings from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Service, a division of McGraw-Hill Companies, Inc. and Fitch Ratings
Underwriters:	Salomon Smith Barney (lead manager) Banc of America Securities LLC (co-manager) Credit Suisse First Boston (co-manager) Greenwich Capital Markets (co-manager)
Expected Pricing Date:	August 7, 2002
Expected Settlement Date:	August 15, 2002
Distribution Date:	25th of each month, or the next succeeding Business Day (First Payment Date: September 25, 2002)
Cut-Off Date:	August 1, 2002
Statistical Calculation Date:	July 1, 2002
Delay Days:	24 days on Class AF-1 through AF-6 Certificates and A-IO Certificates 0 days on Class AV Certificates, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates
Day Count:	30/360 on Class AF-1 through AF-6 Certificates and A-IO Certificates Actual/360 on Class AV Certificates, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates

Preliminary Summary of Terms
Accrued Interest:

Class AF-1 through AF-6 Certificates and Class A-IO Certificates settle with accrued interest from August 1, 2002
Class AV, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates settle flat (no accrued interest)

Interest Accrual Period:

With respect to the Class AF-1 through AF-6 Certificates and Class A-IO Certificates, interest accrues during the month preceding the current Distribution Date

With respect to the Class AV, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, interest accrues from the last Distribution Date through the day preceding the current Distribution Date

Clearing:	DTC, Euroclear or Cedel
SMMEA Eligibility:	Only the Class AV Certificates are expected to be SMMEA eligible
ERISA Eligibility:	All Certificates are expected to be ERISA eligible
Tax Status:	One or more REMICs for Federal income tax purposes
Certificate Ratings:	The Certificates are expected to receive the following ratings from Standard & Poor’s Ratings Service, a division of McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc. and Fitch Ratings:

Class

S&P

Moody's

Fitch

AF-1

AAA

Aaa

AAA

AF-2

AAA

Aaa

AAA

AF-3

AAA

Aaa

AAA

AF-4

AAA

Aaa

AAA

AF-5

AAA

Aaa

AAA

AF-6

AAA

Aaa

AAA

AV

AAA

Aaa

AAA

M-1

AA

Aa2

AA

M-2

A

A2

A

B-1

BBB

Baa2

BBB

B-2

BBB-

Baa3

BBB-

A-IO

AAA

Aaa

AAA

Preliminary Summary of Terms
Optional Termination:

The entire transaction is eligible for call when the combined outstanding principal balance of the Group I and Group II mortgage loans reaches 20% or less of the Cut-Off Date principal balance of such loans, provided the Class A-IO Certificates are not outstanding.

- Auction Sale:

If the Optional Termination is not exercised on the first Distribution Date on which it could have been exercised, on the next Distribution Date the Trustee will begin an auction process to sell the home equity loans and other assets of the trust.  The Trustee will sell the home equity loans and other assets of the trust if the amounts that will be received from the Auction Sale will be sufficient to pay the outstanding Certificate principal balance, accrued and unpaid interest thereon, unreimbursed servicing advances, delinquency advances and compensating interest, any delinquency advances the Servicer has failed to remit and other amounts as described in the prospectus supplement, other than carryover amounts.

- Step-up Coupon:

If the Optional Termination is not exercised on the first Distribution Date on which it could have been exercised, the certificate rate on the Class AF-4 and Class AF-5 Certificates is increased by 0.50%.

- "Full Turbo":

In addition, beginning on the third Distribution Date after the first date on which the Optional Termination could have been exercised, amounts that otherwise would have been paid to the residual will be applied as principal to pay the Certificates (other than the Class A-IO Certificates) in the following order of priority:  (1) on a pro rata basis, by outstanding principal balance, amongst the Group I and Group II Senior Certificates (other than the Class A-IO Certificates) until each group of Senior Certificates is reduced to zero, and within the Group I Senior Certificates, first to (a) the Class AF-6 Certificates, their pro rata portion of allocable Group I principal in accordance with the Class AF-6 Lockout Percentage until the class's principal balance is reduced to zero and second (b) sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, until each class principal balance is reduced to zero, and (2) sequentially to the Subordinate Certificates until each class principal balance is reduced to zero.

Credit Enhancement:

•

Excess Interest

•

Initially, the overcollateralization amount will equal zero and beginning on the sixth Distribution Date will build to 1.00% of the original collateral balance via the application of excess interest; the overcollateralization level may stepdown over time(1)

•

Subordination of the Class M-1, M-2, B-1 and B-2 Certificates

•

Cross-collateralization:  excess interest from one loan group will be available to fund interest shortfalls, cover losses and build overcollateralization for the benefit of the other loan group

(1) The level of overcollateralization is subject to final rating agency approval.

Preliminary Summary of Terms
Credit Enhancement Percentages:	Target Percentages		Stepdown Percentages
	Tranche	Percent	Tranche	Percent
	Senior	18.50%	Senior	37.00%
	Class M-1	11.25%	Class M-1	22.50%
	Class M-2	6.75%	Class M-2	13.50%
	Class B-1	2.25%	Class B-1	4.50%
	Class B-2	1.00%	Class B-2	2.00%

On any Distribution Date, the Senior Enhancement Percentage will equal (i) the sum of (a) the principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount, divided by (ii) the outstanding collateral balance.

Senior Certificates:	Class AF-1 through Class AF-6 Certificates, A-IO and AV Certificates
Class A-IO Certificate:

Collectively, the Group I A-IO component and the Group II A-IO component. The notional amount of each A-IO component will be equal to the lesser of (i) the aggregate principal balance of the loans in the related group reduced by up to $100,000 and (ii) the notional amount specified in the schedule set forth under “Class A-IO Notional Amount” below.  The Group I A-IO component and the Group II A-IO component may not be traded separately.

Group I Certificates:	Class AF-1 through Class AF-6 Certificates and the Group I A-IO component (backed primarily by the fixed rate loans)
Group II Certificates:	Class AV Certificates and the Group II A-IO component (backed primarily by the adjustable rate loans)
Subordinate Certificates:	Class M-1, Class M-2, Class B-1 and Class B-2 Certificates
Fixed Rate Certificates:	Class AF-1 through Class AF-6 Certificates and Class A-IO Certificates
Floating Rate Certificates:	Class AV, M-1, M-2, B-1 and B-2 Certificates
Due Period:	The calendar month preceding the calendar month in which the related Distribution Date occurs.
Principal Distribution Amount:

On any Distribution Date, the lesser of (i) aggregate outstanding certificate principal balance (other than the Class A-IO Certificates) and (ii) aggregate principal collections on the loans minus any excess OC amount plus the Subordination Increase Amount.

Preliminary Summary of Terms
Senior Principal Distribution Amount:

Prior to the Stepdown Date or while a Trigger Event is in effect, the Senior Principal Distribution Amount will equal 100% of the Principal Distribution Amount.

On or after the Stepdown Date assuming the Trigger Event is not in effect, the Senior Principal Distribution Amount will equal the lesser of (i) the Principal Distribution Amount and (ii) the excess of the outstanding balance of the Senior Certificates (other than the Class A-IO Certificates) over the lesser of (a) approximately 63.0% times the outstanding collateral balance and (b) the outstanding collateral balance minus the OC Floor amount.

The remaining principal amount, if any, will be allocated to the Subordinate Certificates to maintain their respective Stepdown Percentages.

Group I Principal Distribution Amount:

On any Distribution Date, the Group I Certificates (other than the Group I A-IO component) will receive the greater of (i) the Fixed Allocation Percentage times the Senior Principal Distribution Amount, and (ii) the Group I Parity Amount, such amount being the “Group I Principal Distribution Amount”.

The Fixed Allocation Percentage is a fraction equal to (i) the difference between (a) fixed rate collateral balance at the beginning of the related Due Period and (b) the fixed rate collateral balance at the end of the related Due Period over (ii) the difference between (a) aggregate collateral balance at the beginning of the related Due Period and (b) the aggregate collateral balance at the end of the related Due Period

The Group I Parity Amount equals the greater of (i) zero, and (ii) the difference between (a) the principal balance of the Group I Certificates (other than the Group I A-IO component) as of the preceding Distribution Date and (b) the fixed rate collateral balance at the end of the related Due Period.

Class AF-6 Principal Distribution Amount:

On any Distribution Date, the Class AF-6 Principal Distribution Amount is equal to the Class AF-6 Lockout Percentage multiplied by the Class AF-6 pro-rata allocation of the Group I Principal Distribution Amount.

The Class AF-6 Lockout Percentage is equal to the following:

Distribution Dates                       Class AF-6 Lockout Percentage
       1 – 36                                                             0%
     37 – 60                                                          45%
     61 – 72                                                          80%
     73 – 84                                                        100%
85 and therafter                                                300%

Preliminary Summary of Terms
Group II Principal Distribution Amount:

On any Distribution Date, the Group II Certificates (other than the Group II A-IO component) will receive the excess of (i) the Senior Principal Distribution Amount over (ii) the Group I Principal Distribution Amount.

Group I Net WAC Cap:

As to any Distribution Date, other than the first Distribution Date, the Group I Certificates (other than the Group I A-IO component) will be subject to a net WAC cap equal to the weighted average loan rate of the Group I mortgage loans less (i) the servicing fee, (ii) the trustee fee and (iii) the product of (a) 6.00% per annum and (b) a fraction, the numerator of which is the Group I A-IO component notional amount for that period and the denonimator of which is the Group I loan principal balance as of the beginning of  that period.

Group II Net WAC Cap:

The Certificate Rates of the Group II and Subordinate Certificates (other than the Group II A-IO component) adjust monthly and are equal to the lesser of (i) one month LIBOR plus the applicable margin (the “Formula Rate”) and (ii) the Group II Net WAC Cap.  As to the first Distribution Date and the Group II and Subordinate Certificates (other than the Group II A-IO component), the Group II Net WAC Cap is equal to the amount of all interest received on the Group II Home Equity Loans for the related Due Period less the trustee fee, servicing fee and interest payable on the Group II A-IO component on such Distribution Date.  As to any Distribution Date (other than the first Distribution Date) and the Group II and Subordinate Certificates (other than the Group II A-IO component), the Group II Net WAC Cap is equal to the product of (i) the weighted average loan rate of the Group II mortgage loans less (a) the servicing fee, (b) the trustee fee and (c) the product of (x) 6.00% and (y) a fraction, the numerator of which is the Group II A-IO component notional amount for that period and the denonimator of which is the Group II loan principal balance as of the beginning of that period and (ii) 30 divided by the number of days in the related accrual period.

Group I Net WAC Cap Carryover:

As to any Distribution Date, following the first Distribution Date, and the Group I Certificates (other than the Group I A-IO component), the sum of (a) the excess, if any, of the related class monthly interest amount, calculated at the applicable certificate rate without regard to the Group I Net WAC Cap, over the class monthly interest amount for the applicable Distribution Date, (b) any Group I Net WAC Cap Carryover remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause (b) calculated at the applicable certificate rate without regard to the Group I Net WAC Cap.

Preliminary Summary of Terms
Group II Net WAC Cap Carryover:

As to any Distribution Date and the Group II and Subordinate Certificates (other than the Group II A-IO component), the sum of (a) the excess, if any, of the amount payable under the related Formula Rate over the related class monthly interest amount for the related class and Distribution Date, (b) any Group II Net WAC Carryover remaining unpaid from prior Distribution Dates and (c) one month’s interest on the amount in clause (b) calculated at the related Formula Rate.

Class Principal Carryover Shortfall:

As to any Class of Subordinate Certificates and any Distribution Date, the excess, if any, of (i) the sum of (x) the amount of the reduction in the certificate principal balance of that Class of Subordinate Certificates on such Distribution Date as a result of realized loss amounts and (y) the amount of such reductions on prior Distribution Dates over (ii) the amount distributed in respect of the Class Principal Carryover Shortfall to such Class of Subordinate Certificates on prior Distribution Dates.

Class Interest Carryover Shortfall:

As to any class of Certificates and any Distribution Date, an amount equal to the sum of (1) the excess of the related class monthly interest amount for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class on the preceding Distribution Dates, over the amount in respect of interest that is actually distributed to the holders of the class on the preceding Distribution Date plus (2) one month's interest on the excess, to the extent permitted by law, at the related certificate rate.

Subordination Increase Amount:

The lesser of (i) the target overcollateralization amount minus the actual overcollateralization amount and (ii) excess interest that can be applied to repay the outstanding certificate principal balance.

OC Floor:	0.50% of the Cut-Off Date collateral balance
Stepdown Date:

The later to occur of (i) the earlier to occur of (a) the 37th Distribution Date and (b) the Distribution Date on which the certificate principal balances of the Senior Certificates have been reduced to zero and (ii) the first Distribution Date on which the Senior Enhancement Percentage (after taking into account distributions of principal on such Distribution Date) is at least equal to 37.00%.

OC Spread Holiday:

The overcollateralization amount will equal zero at closing through and including the fifth Distribution Date.  During the five month OC Spread Holiday, excess interest will be subordinated to cover losses, but otherwise will not be applied to repay the outstanding Certificate principal balance and will instead flow to the holder of the residual interest.

Preliminary Summary of Terms
Delinquency Advances:

The Servicer will advance unpaid interest  to the trust out of its own funds or out of collections on the home equity loans that are not required to be distributed on the related Distribution Date, as long as it deems the amount to be recoverable.

Servicing Advances:

The Servicer will pay all out of pocket costs related to its obligations, including, but not limited to: (a) expenses in connection with foreclosed home equity loan prior to the liquidation of that loan, (b) the costs of any judicial proceedings, including foreclosures and (c) the cost of managing and liquidating property acquired in relation to the loans, as long as it deems the costs to be recoverable.

Compensating Interest:

The Servicer will be required to remit any interest shortfalls due to the receipt of less than thirty days of accrued interest with a full prepayment and has rights to reimbursement from all Home Equity Loans of both Home Equity Loan groups to the extent funds are available after making other required distributions on the related Distribution Date.

Trigger Event:

Occurs if  (a) the three-month rolling average of all loans that are 60+ days delinquent exceeds 43% of the Senior Enhancement Percentage. 60+ delinquent loans includes the sum of all loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy and are 60+ days delinquent;  or

(b) the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of such preceding collection period divided by the Cut-Off Date collateral balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date                                             Percentage

September 25, 2005 to August 25, 2006:    3.25% for the first month, plus an additional
1/12th of 2.00% for each month thereafter.

September 25, 2006 to August 25, 2007:    5.25% for the first month, plus an additional 1/12th of 1.50% for each month thereafter.

September 25, 2007 to August 25, 2008:    6.75% for the first month, plus an additional 1/12th of 0.75% for each month thereafter.

September 25, 2008 to August 25, 2009:    7.50% for the first month, plus an additional 1/12th of 0.25% for each month thereafter.

September 25, 2009 and thereafter:             7.75%

If the trigger event is violated, the required overcollateralization amount will not be allowed to step down and will be equal to the previous period’s required overcollateralization amount.

Preliminary Summary of Terms
Distributions:

A.

Funds received with respect to Home Equity Loan Group I will be applied as follows:

1.  To the Trustee, the Trustee Fee for the related Group and Distribution Date;

2.  To the Group I Certificates, pro rata, to pay accrued interest and any Class Interest Carryover Shortfalls for such Distribution Date;

3.  The remaining amounts pursuant to clause C. below.

B.  Funds  received with respect to Home Equity Loan Group II will be applied as follows:

1.  To the Trustee, the Trustee Fee for the related Group and Distribution Date;

2.  To the Group II Certificates, pro rata, to pay accrued interest and Class Interest Carryover Shortfalls for such Distribution Date;

3.  The remaining amounts pursuant to clause C. below.

C.  The remaining amounts not applied pursuant to A. or B. above will be applied as follows:

1.  Concurrently, to the Senior Certificates in both certificate groups, pro-rata, interest to the extent not paid pursuant to clauses A. and B. above on the applicable Distribution Date.

2.  Sequentially, to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, in that order, accrued interest for the applicable Distribution Date.

3.  To the Senior Certificates (other than the Class A-IO Certificates), the Senior Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount included in that amount, concurrently as follows:

(i)

To the Group I Certificates, the Group I Principal Distribution Amount in the following order of priority:

(a)

to the Class AF-6 Certificates, an amount equal to the Class AF-6 Principal Distribution Amount; and

(b)

sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, and Class AF-6 Certificates, in that order, until the respective Class Principal Balances of such Certificates have been reduced to zero.

(ii)  To the Group II Certificates, the Group II Principal
 Distribution Amount until the principal balance of such
 Certificates has been reduced to zero.

Preliminary Summary of Terms
Distributions (continued):

4.     To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount included in that amount.

5.     To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount included in that amount.

6.     To the Class B-1 Certificates, the Class B-1 Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount included in that amount.

7.     To the Class B-2 Certificates, the Class B-2 Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount included in that amount.

8.     To the Offered Certificates (other than the Class A-IO Certificates), the Subordination Increase Amount as principal for the applicable Distribution Date, allocated in the manner and order of priority set forth in clauses 3, 4, 5,  6 and 7 of clause C, above.

9.     To the Class M-1 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

10.   To the Class M-2 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

11.   To the Class B-1 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

12.   To the Class B-2 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

13.   To the Supplemental Interest Reserve Fund for subsequent distribution in accordance with priorities 14 and 15.

14.   To the Group I Certificates (other than the Group I A-IO component), pro-rata, a payment to the extent of any unpaid Group I Net WAC Cap Carryover from the Supplemental Interest Reserve Fund.

15.   Sequentially to the Class AV, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, in that order, the related Group II Net WAC Cap Carryover from the Supplemental Interest Reserve Fund.

16.   To the Trustee as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the pooling and servicing agreement to the extent not paid pursuant to clauses A.1 and B.1 above.

17.   To the Servicer to the extent of any unreimbursed Delinquency Advances, unreimbursed Servicing Advances and unreimbursed compensating interest.

18.   To the holder of the residual interest, any remaining amount.

Preliminary Summary of Terms
Class M-1 Principal Distribution Amount:

(i) Prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior Certificates after distribution of the Senior Principal Distribution Amount on the related Distribution Date and (b) the outstanding balance of the Class M-1 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately 77.5% of the outstanding collateral balance on the last day of the related Due Period and (b) the outstanding collateral balance on the last day of the related Due Period minus the OC Floor.

Class M-2 Principal Distribution Amount:

(i) Prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior or Class M-1 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior and Class M-1 Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior and Class M-1 Certificates after distribution of the Senior and Class M-1 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding balance of the Class M-2 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately 86.5% of the outstanding collateral balance on the last day of the related Due Period and (b) the outstanding collateral balance on the last day of the related Due Period minus the OC Floor.

Preliminary Summary of Terms
Class B-1 Principal Distribution Amount:

(i) Prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior, Class M-1 or Class M-2 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and Class M-1 and Class M-2 Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior, Class M-1 and Class M-2  Certificates after distribution of the Senior, Class M-1 and Class M-2 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding balance of the Class B-1 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately 95.5% of the outstanding collateral balance on the last day of the related Due Period and (b) the outstanding collateral balance on the last day of the related Due Period minus the OC Floor.

Class B-2 Principal Distribution Amount:

(i) Prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior, Class M-1, Class M-2 or Class B-1 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and Class M-1 and Class M-2 and Class B-1 Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior, Class M-1, Class M-2 and Class B-1 Certificates after distribution of the Senior, Class M-1, Class M-2 and Class B-1 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding balance of the Class B-2 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately 98.0% of the outstanding collateral balance on the last day of the related Due Period and (b) the outstanding collateral balance on the last day of the related Due Period minus the OC Floor.

Preliminary Summary of Terms
Class A-IO Notional Amount:

The Class A-IO Certificate does not have a Certificate Principal Balance but will accrue interest at a rate of 6.00% per annum on its Notional Amount.  The “Notional Amount” of the Class A-IO Certificates shall equal the sum of its two components. The Group I A-IO component notional amount and Group II A-IO component notional amount will be equal to the lesser of (i) the aggregate principal balance of the loans in the related group reduced by up to $100,000 and (ii) the following schedule:

Group IA-IO

Group II A-IO

   Component

   Component

Period

Notional Balance

Notional Balance

1

$90,000,000.00

$120,000,000.00

2

$87,804,000.00

$114,065,000.00

3

$82,865,000.00

$  90,155,000.00

4

$77,879,000.00

$  90,155,000.00

5

$72,866,000.00

$  71,756,000.00

6

$67,845,000.00

$  69,246,000.00

7

$62,836,000.00

$  69,246,000.00

8

$61,830,000.00

$  59,278,000.00

9

$59,100,000.00

$  59,278,000.00

10

$54,700,000.00

$  56,061,000.00

11

$50,600,000.00

$  56,061,000.00

12

$46,800,000.00

$  56,061,000.00

13

$43,300,000.00

$  56,061,000.00

14

$40,100,000.00

$  56,061,000.00

15

$37,100,000.00

$  53,457,000.00

16

$34,300,000.00

$  40,700,000.00

17

$31,700,000.00

$  37,700,000.00

18

$29,400,000.00

$  34,900,000.00

19

$27,200,000.00

$  26,700,000.00

20

$25,100,000.00

$  24,700,000.00

21

$23,300,000.00

$  22,900,000.00

22

$21,500,000.00

$  16,900,000.00

23

$19,900,000.00

$  15,700,000.00

24

$18,400,000.00

$  15,700,000.00

Group II Net WAC Cap Schedule

Period	Net WAC Cap (%)*	Net WAC Cap (%)**	Period	Net WAC Cap (%)*	Net WAC Cap (%)**
1	n/a	n/a	33	10.39	12.14
2	7.10	7.10	34	10.06	11.75
3	7.22	7.22	35	10.39	12.14
4	7.42	7.42	36	10.06	12.47
5	7.46	7.46	37	10.06	12.47
6	7.58	7.58	38	10.39	13.14
7	8.35	8.35	39	10.06	12.72
8	7.70	7.70	40	10.39	13.14
9	7.92	7.92	41	10.06	12.72
10	7.70	7.70	42	10.06	13.44
11	7.92	7.92	43	11.14	14.88
12	7.72	7.74	44	10.06	13.69
13	7.69	7.71	45	10.39	14.14
14	7.91	7.93	46	10.06	13.69
15	7.68	7.70	47	10.39	14.14
16	8.22	8.24	48	10.06	14.30
17	8.00	8.02	49	10.06	14.30
18	8.04	8.17	50	10.39	15.03
19	8.80	8.94	51	10.06	14.54
20	8.27	8.40	52	10.39	15.03
21	8.58	8.71	53	10.06	14.54
22	8.45	8.58	54	10.06	15.13
23	8.76	8.89	55	11.14	16.75
24	9.25	9.92	56	10.06	15.38
25	9.73	10.40	57	10.39	15.89
26	10.05	10.74	58	10.06	15.38
27	9.73	10.40	59	10.39	15.89
28	10.05	10.74	60	10.06	15.38
29	9.73	10.40	61	10.06	15.38
30	9.73	11.12	62	10.39	16.01
31	10.77	12.31	63	10.06	15.49
32	10.06	11.75	64	10.39	16.01

*Assumes 1 month LIBOR is instantaneously increased to 20.00% and ran at pricing prepayment speed.

** Assumes all indices are instantaneously increased to 20.00% and ran at pricing prepayment speed.

Sensitivity Analysis – To Maturity

Group I % of PPC	50.0%	75.0%	100.0%	115.0%	150.0%	200.0%	250.0%
Group II CPR	12.0%	18.0%	24.0%	28.0%	36.0%	50.0%	60.0%

Class AF-1
Avg. Life (yrs)	1.80	1.35	1.11	1.01	0.84	0.70	0.61
Mod. Dur. (yrs)	1.73	1.31	1.07	0.98	0.82	0.69	0.60
Window (mo)	42	30	24	21	17	14	11
Expected Final Mat.	02/25/06	02/25/05	08/25/04	05/25/04	01/25/04	10/25/03	07/25/03
Yield at 99.99799%	2.55416	2.52159	2.49272	2.47700	2.44352	2.40197	2.36515

Class AF-2
Avg. Life (yrs)	4.07	2.87	2.26	2.01	1.61	1.28	1.08
Mod. Dur. (yrs)	3.76	2.71	2.15	1.92	1.55	1.23	1.05
Window (mo)	14	10	7	7	5	4	4
Expected Final Mat.	03/25/07	11/25/05	02/25/05	11/25/04	05/25/04	01/25/04	10/25/03
Yield at 99.98530%	3.20842	3.18765	3.16833	3.15700	3.13189	3.09886	3.06961

Class AF-3
Avg. Life (yrs)	6.38	4.37	3.34	3.01	2.25	1.71	1.38
Mod. Dur. (yrs)	5.54	3.95	3.08	2.79	2.12	1.63	1.32
Window (mo)	50	29	22	21	13	7	5
Expected Final Mat.	04/25/11	03/25/08	11/25/06	07/25/06	05/25/05	07/25/04	02/25/04
Yield at 99.97783%	3.84879	3.83171	3.81481	3.80700	3.78054	3.74684	3.71342

Class AF-4
Avg. Life (yrs)	12.43	8.70	6.48	5.56	4.29	2.24	1.75
Mod. Dur. (yrs)	9.19	6.96	5.45	4.78	3.79	2.08	1.64
Window (mo)	79	69	55	46	39	8	7
Expected Final Mat.	10/25/17	11/25/13	05/25/11	04/25/10	07/25/08	02/25/05	08/25/04
Yield at 99.98317%	4.74460	4.74732	4.73905	4.73109	4.73560	4.60393	4.56614

Class AF-5
Avg. Life (yrs)	15.51	11.52	9.02	7.91	6.15	2.60	2.03
Mod. Dur. (yrs)	10.64	8.61	7.13	6.41	5.19	2.39	1.89
Window (mo)	9	7	6	6	7	2	1
Expected Final Mat.	06/25/18	05/25/14	10/25/11	09/25/10	01/25/09	03/25/05	08/25/04
Yield at 99.99886%	5.02297	5.04476	5.05623	5.06261	5.06646	4.83430	4.79806

Class AF-6 (NAS)
Avg. Life (yrs)	8.13	7.16	6.39	6.04	5.54	2.78	2.16
Mod. Dur. (yrs)	6.53	5.91	5.38	5.13	4.77	2.55	2.01
Window (mo)	151	103	71	54	27	5	4
Expected Final Mat.	03/25/18	03/25/14	08/25/11	07/25/10	01/25/09	07/25/05	11/25/04
Yield at 99.99076%	4.73000	4.72508	4.71997	4.71720	4.71281	4.65705	4.62475

Sensitivity Analysis – To Maturity (continued)

Group I % of PPC	50.0%	75.0%	100.0%	115.0%	150.0%	200.0%	250.0%
Group II CPR	12.0%	18.0%	24.0%	28.0%	36.0%	50.0%	60.0%

Class AV
Avg. Life (yrs)	4.55	3.04	2.23	1.81	1.16	0.78	0.61
Mod. Dur. (yrs)	4.14	2.84	2.11	1.73	1.12	0.76	0.60
Window (mo)	190	141	110	97	33	22	17
Expected Final Mat.	06/25/18	05/25/14	10/25/11	09/25/10	05/25/05	06/25/04	01/25/04
Yield at 100.00000%	2.11972	2.11979	2.11976	2.11981	2.11990	2.11937	2.11921

Class M-1
Avg. Life (yrs)	11.46	8.19	6.29	5.56	4.83	3.69	3.14
Mod. Dur. (yrs)	9.68	7.21	5.68	5.07	4.48	3.48	2.98
Window (mo)	138	109	85	69	44	15	16
Expected Final Mat.	07/25/19	05/25/15	09/25/12	07/25/11	10/25/09	10/25/06	04/25/06
Yield at 100.00000%	2.53968	2.53964	2.53978	2.53985	2.53941	2.53971	2.54013

Class M-2
Avg. Life (yrs)	11.83	8.51	6.54	5.76	4.77	4.70	3.87
Mod. Dur. (yrs)	9.57	7.23	5.74	5.13	4.34	4.32	3.59
Window (mo)	148	118	93	78	53	14	25
Expected Final Mat.	05/25/20	02/25/16	05/25/13	03/25/12	04/25/10	11/25/07	04/25/07
Yield at 100.00000%	3.08374	3.08361	3.08398	3.08384	3.08453	3.08345	3.08332

Class B-1
Avg. Life (yrs)	12.12	8.79	6.80	5.95	4.85	4.49	2.98
Mod. Dur. (yrs)	9.29	7.14	5.74	5.12	4.29	4.03	2.76
Window (mo)	158	128	103	88	65	40	34
Expected Final Mat.	03/25/21	12/25/16	03/25/14	12/25/12	01/25/11	11/25/08	09/25/07
Yield at 100.00000%	3.79394	3.79385	3.79404	3.79403	3.79418	3.79460	3.79507

Class B-2
Avg. Life (yrs)	11.58	8.22	6.27	5.39	4.17	3.23	2.40
Mod. Dur. (yrs)	8.80	6.66	5.29	4.65	3.72	2.96	2.25
Window (mo)	160	130	105	89	66	41	9
Expected Final Mat.	05/25/21	02/25/17	05/25/14	01/25/13	02/25/11	11/25/08	07/25/05
Yield at 100.00000%	4.10316	4.10337	4.10318	4.10362	4.10406	4.10368	4.10584

Sensitivity Analysis – To 20% Optional Termination

Group I % of PPC	50.0%	75.0%	100.0%	115.0%	150.0%	200.0%	250.0%
Group II CPR	12.0%	18.0%	24.0%	28.0%	36.0%	50.0%	60.0%

Class AF-4
Avg. Life (yrs)	11.39	7.75	5.76	4.97	3.65	2.24	1.75
Mod. Dur. (yrs)	8.64	6.36	4.94	4.34	3.29	2.08	1.64
Window (mo)	41	34	25	18	16	8	7
Expected Final Mat.	08/25/14	12/25/10	11/25/08	12/25/07	08/25/06	02/25/05	08/25/04
Yield at 99.98317%	4.71197	4.69969	4.68631	4.67800	4.65611	4.60393	4.56614

Class AF-5
Avg. Life (yrs)	12.03	8.36	6.28	5.36	4.03	2.60	2.03
Mod. Dur. (yrs)	8.90	6.72	5.29	4.62	3.58	2.39	1.89
Window (mo)	1	1	1	1	1	2	1
Expected Final Mat.	08/25/14	12/25/10	11/25/08	12/25/07	08/25/06	03/25/05	08/25/04
Yield at 99.99886%	4.93402	4.92211	4.90902	4.90000	4.87951	4.83430	4.79806

Class AF-6 (NAS)
Avg. Life (yrs)	8.05	6.93	5.75	5.10	4.03	2.74	2.14
Mod. Dur. (yrs)	6.48	5.76	4.92	4.44	3.60	2.52	2.00
Window (mo)	108	64	38	23	1	3	3
Expected Final Mat.	08/25/14	12/25/10	11/25/08	12/25/07	08/25/06	05/25/05	10/25/04
Yield at 99.99076%	4.72969	4.72375	4.71474	4.70800	4.69183	4.65559	4.62396

Class AV
Avg. Life (yrs)	4.36	2.89	2.12	1.72	1.16	0.78	0.61
Mod. Dur. (yrs)	4.00	2.72	2.02	1.66	1.12	0.76	0.60
Window (mo)	144	100	75	64	33	22	17
Expected Final Mat.	08/25/14	12/25/10	11/25/08	12/25/07	05/25/05	06/25/04	01/25/04
Yield at 100.00000%	2.11969	2.11980	2.11996	2.11973	2.11990	2.11937	2.11921

Class M-1
Avg. Life (yrs)	9.81	6.77	5.10	4.48	3.93	2.78	2.19
Mod. Dur. (yrs)	8.54	6.12	4.71	4.18	3.70	2.65	2.11
Window (mo)	79	56	39	26	6	1	1
Expected Final Mat.	08/25/14	12/25/10	11/25/08	12/25/07	08/25/06	05/25/05	10/25/04
Yield at 100.00000%	2.53967	2.53970	2.54022	2.53982	2.53907	2.53821	2.54109

Sensitivity Analysis – To 20% Optional Termination (continued)

Group I % of PPC	50.0%	75.0%	100.0%	115.0%	150.0%	200.0%	250.0%
Group II CPR	12.0%	18.0%	24.0%	28.0%	36.0%	50.0%	60.0%

Class M-2
Avg. Life (yrs)	9.81	6.77	5.09	4.44	3.71	2.78	2.19
Mod. Dur. (yrs)	8.29	6.00	4.63	4.08	3.46	2.63	2.09
Window (mo)	79	56	39	27	9	1	1
Expected Final Mat.	08/25/14	12/25/10	11/25/08	12/25/07	08/25/06	05/25/05	10/25/04
Yield at 100.00000%	3.08370	3.08373	3.08441	3.08375	3.08435	3.08193	3.08540

Class B-1
Avg. Life (yrs)	9.81	6.77	5.09	4.42	3.61	2.78	2.19
Mod. Dur. (yrs)	7.99	5.84	4.53	3.99	3.32	2.59	2.07
Window (mo)	79	56	39	28	12	1	1
Expected Final Mat.	08/25/14	12/25/10	11/25/08	12/25/07	08/25/06	05/25/05	10/25/04
Yield at 100.00000%	3.79379	3.79382	3.79464	3.79383	3.79419	3.79162	3.79584

Class B-2
Avg. Life (yrs)	9.75	6.72	5.06	4.38	3.54	2.78	2.19
Mod. Dur. (yrs)	7.83	5.74	4.46	3.93	3.23	2.58	2.06
Window (mo)	79	56	39	28	12	1	1
Expected Final Mat.	08/25/14	12/25/10	11/25/08	12/25/07	08/25/06	05/25/05	10/25/04
Yield at 100.00000%	4.10318	4.10320	4.10396	4.10324	4.10378	4.10083	4.10537

Group I Collateral Summary
Collateral statistics for the fixed rate home equity loans listed below are as of the Statistical Calculation Date.
	Collateral Summary		Ranges (if applicable)
Total Number of Loans	3,580
Total Outstanding Loan Balance	$214,476,174.93
Average Loan Principal Balance	$59,909.55		$2,409.57 to $652,131.85
WA Coupon	10.076%		6.000% to 15.400%
WA Original Term (mo.)	294		60 to 360 Months
WA Remaining Term (mo.)	293		19 to 360 Months
WA Original Combined LTV	74.63%		8.85% to 100.00%
WA Second Mortgage Ratio (for 2nd liens only)	28.12%		5.26% to 83.78%
WA FICO(1)	602		414 to 800
Lien Position (first/second)	86.29% / 13.71%
Level Pay / Balloons	93.63% / 6.37%
Property Type
2/4 Family Condo Manufactured PUD Single Family Townhouse	0.28% 1.32% 0.80% 5.24% 91.67% 0.70%
Occupancy Status
Primary Home Second Home Investment	98.19% 0.36% 1.46%
Geographic Distribution
other states account individually for less than 4.5% of pool balance	TX: CA: FL: LA: TN:	25.67% 7.51% 4.71% 4.63% 4.53%

(1) Excludes 27 loans.

Group I Collateral Summary
Collateral statistics for the fixed rate home equity loans listed below are as of the Statistical Calculation Date.
Current Mortgage Loan Principal Balances
Range of Balances ($)			Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
.01	-	5,000.00	11	$38,992.19	0.02%
5,000.01	-	10,000.00	23	205,351.90	0.10
10,000.01	-	15,000.00	118	1,559,286.72	0.73
15,000.01	-	20,000.00	236	4,298,850.97	2.00
20,000.01	-	25,000.00	311	7,241,090.62	3.38
25,000.01	-	30,000.00	332	9,336,199.16	4.35
30,000.01	-	35,000.00	305	10,050,956.43	4.69
35,000.01	-	40,000.00	272	10,319,937.37	4.81
40,000.01	-	45,000.00	209	8,957,808.01	4.18
45,000.01	-	50,000.00	189	9,072,421.58	4.23
50,000.01	-	55,000.00	176	9,274,726.90	4.32
55,000.01	-	60,000.00	185	10,708,720.06	4.99
60,000.01	-	65,000.00	152	9,581,351.03	4.47
65,000.01	-	70,000.00	118	8,006,961.44	3.73
70,000.01	-	75,000.00	110	7,983,489.40	3.72
75,000.01	-	80,000.00	103	7,986,515.16	3.72
80,000.01	-	85,000.00	82	6,785,955.78	3.16
85,000.01	-	90,000.00	57	5,005,509.55	2.33
90,000.01	-	95,000.00	55	5,094,654.62	2.38
95,000.01	-	100,000.00	51	4,991,050.75	2.33
100,000.01	-	105,000.00	45	4,625,132.61	2.16
105,000.01	-	110,000.00	43	4,622,414.83	2.16
110,000.01	-	115,000.00	41	4,619,173.36	2.15
115,000.01	-	120,000.00	31	3,649,078.04	1.70
120,000.01	-	125,000.00	24	2,941,278.25	1.37
125,000.01	-	130,000.00	30	3,830,224.86	1.79
130,000.01	-	135,000.00	30	3,981,727.02	1.86
135,000.01	-	140,000.00	17	2,334,457.10	1.09
140,000.01	-	145,000.00	11	1,568,885.32	0.73
145,000.01	-	150,000.00	14	2,070,518.93	0.97
150,000.01	-	200,000.00	109	18,708,382.96	8.72
200,000.01	-	250,000.00	48	10,727,901.20	5.00
250,000.01	-	300,000.00	15	4,168,789.48	1.94
300,000.01	-	350,000.00	14	4,567,604.16	2.13
350,000.01	-	400,000.00	7	2,675,203.66	1.25
400,000.01	-	450,000.00	4	1,701,239.92	0.79
450,000.01	-	500,000.00	0	0.00	0.00
500,000.01	-	550,000.00	1	532,201.74	0.25
550,000.01	-	600,000.00	0	0.00	0.00
600,000.01	-	650,000.00	0	0.00	0.00
650,000.01	-	700,000.00	1	652,131.85	0.30
Total			3,580	$214,476,174.93	100.00%

Group I Collateral Summary
Collateral statistics for the fixed rate home equity loans listed below are as of the Statistical Calculation Date.

Mortgage Rates
Range of Mortgage Rates (%)			Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
5.501	-	6.000	1	$5,413.60	0.00%
6.001	-	6.500	20	2,479,146.97	1.16
6.501	-	7.000	101	14,605,697.51	6.81
7.001	-	7.500	120	13,576,864.30	6.33
7.501	-	8.000	186	17,905,246.89	8.35
8.001	-	8.500	158	13,980,870.19	6.52
8.501	-	9.000	289	23,274,940.45	10.85
9.001	-	9.500	159	10,766,042.15	5.02
9.501	-	10.000	338	20,950,451.18	9.77
10.001	-	10.500	179	10,412,566.43	4.85
10.501	-	11.000	322	16,965,402.55	7.91
11.001	-	11.500	231	10,681,187.54	4.98
11.501	-	12.000	342	14,809,238.58	6.90
12.001	-	12.500	226	8,693,379.12	4.05
12.501	-	13.000	312	12,693,860.48	5.92
13.001	-	13.500	228	8,548,526.17	3.99
13.501	-	14.000	198	7,579,167.50	3.53
14.001	-	14.500	126	4,841,602.39	2.26
14.501	-	15.000	38	1,443,035.29	0.67
15.001	-	15.500	6	263,535.64	0.12
Total			3,580	$214,476,174.93	100.00%

Group I Collateral Summary
Collateral statistics for the fixed rate home equity loans listed below are as of the Statistical Calculation Date.

Lien Position
Lien Position			Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
1st Lien			2,692	$185,071,939.02	86.29%
2nd Lien			888	29,404,235.91	13.71
Total			3,580	$214,476,174.93	100.00%

Original Term to Maturity
Original Term to Maturity (months)			Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
0	-	60	23	$630,156.90	0.29%
61	-	120	258	8,172,468.35	3.81
121	-	180	974	46,049,900.29	21.47
181	-	240	632	28,723,518.26	13.39
241	-	300	34	2,281,023.33	1.06
301	-	360	1,659	128,619,107.80	59.97
Total			3,580	$214,476,174.93	100.00%

Remaining Term to Maturity
Remaining Term to Maturity (months)			Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
0	-	60	23	$630,156.90	0.29%
61	-	120	262	8,284,622.77	3.86
121	-	180	971	45,966,570.19	21.43
181	-	240	632	28,715,965.63	13.39
241	-	300	33	2,259,751.64	1.05
301	-	360	1,659	128,619,107.80	59.97
Total			3,580	$214,476,174.93	100.00%

Group I Collateral Summary
Collateral statistics for the fixed rate home equity loans listed below are as of the Statistical Calculation Date.

Seasoning
Seasoning (Months)		Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
0	-	0	1,626	$100,768,055.66	46.98%
1	-	6	1,938	112,760,115.93	52.57
7	-	12	14	942,914.94	0.44
13	-	18	0	0.00	0.00
19	-	24	0	0.00	0.00
25	-	30	0	0.00	0.00
31	-	42	2	$5,088.40	0.00
Total		3,580	$214,476,174.93	100.00%

Original Combined Loan-to-Value Ratio
Range of Original Combined LTV Ratios (%)			Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
8.85	-	10.00	4	$96,936.00	0.05%
10.01	-	15.00	11	316,787.65	0.15
15.01	-	20.00	12	389,461.11	0.18
20.01	-	25.00	31	924,527.03	0.43
25.01	-	30.00	37	1,119,165.77	0.52
30.01	-	35.00	54	2,109,377.01	0.98
35.01	-	40.00	64	2,537,216.65	1.18
40.01	-	45.00	77	3,731,289.90	1.74
45.01	-	50.00	123	5,136,490.38	2.39
50.01	-	55.00	116	5,736,772.36	2.67
55.01	-	60.00	171	9,771,580.11	4.56
60.01	-	65.00	208	12,487,066.42	5.82
65.01	-	70.00	364	21,481,783.20	10.02
70.01	-	75.00	385	22,956,866.22	10.70
75.01	-	80.00	780	54,820,773.98	25.56
80.01	-	85.00	469	29,096,338.67	13.57
85.01	-	90.00	404	31,131,956.38	14.52
90.01	-	95.00	69	5,092,510.22	2.37
95.01	-	100.00	201	5,539,275.87	2.58
Total			3,580	$214,476,174.93	100.00%

Group I Collateral Summary
Collateral statistics for the fixed rate home equity loans listed below are as of the Statistical Calculation Date.

Occupancy Type
Occupancy Status	Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
Primary Home	3,472	$210,585,258.36	98.19%
Investment	86	3,125,582.44	1.46
Second Home	22	765,334.13	0.36
Total	3,580	$214,476,174.93	100.00%

Property Type
Property Type	Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
Single Family	3,308	$196,604,566.15	91.67%
PUD	150	11,234,300.13	5.24
Condominium	50	2,825,437.57	1.32
Manufactured Housing	30	1,715,551.65	0.80
Townhouse	28	1,492,279.84	0.70
Two to Four Family	14	604,039.59	0.28
Total	3,580	$214,476,174.93	100.00%

Group I Collateral Summary
Collateral statistics for the fixed rate home equity loans listed below are as of the Statistical Calculation Date.

Geographical Distribution
State or Territory	Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
Texas	1,004	$55,058,121.01	25.67%
California	177	16,110,725.51	7.51
Florida	164	10,097,870.41	4.71
Louisiana	189	9,940,065.96	4.63
Tennessee	168	9,713,723.31	4.53
Pennsylvania	157	9,076,563.69	4.23
Georgia	132	8,886,869.98	4.14
New Jersey	82	7,906,957.58	3.69
Ohio	125	7,569,410.49	3.53
New York	99	5,973,775.49	2.79
Colorado	64	5,962,896.21	2.78
North Carolina	109	5,874,963.81	2.74
Washington	67	5,090,850.14	2.37
Missouri	91	4,457,838.29	2.08
Michigan	76	3,952,261.93	1.84
Virginia	65	3,929,725.13	1.83
Mississippi	70	3,288,226.58	1.53
Massachusetts	44	3,252,003.51	1.52
Connecticut	29	3,198,367.67	1.49
Kentucky	53	3,141,918.66	1.46
Oklahoma	68	3,059,074.68	1.43
Arizona	50	2,998,405.32	1.40
Indiana	51	2,919,381.22	1.36
Kansas	61	2,499,911.27	1.17
South Carolina	42	2,485,770.51	1.16
Arkansas	43	2,101,737.85	0.98
Wisconsin	39	2,045,948.63	0.95
New Mexico	34	1,614,887.22	0.75
Maine	16	1,485,698.88	0.69
Illinois	25	1,441,496.47	0.67
Oregon	24	1,325,816.03	0.62
New Hampshire	14	1,176,832.06	0.55
West Virginia	19	849,123.53	0.40
Minnesota	16	795,915.92	0.37
Utah	14	706,508.46	0.33
Continued…

Group I Collateral Summary
Collateral statistics for the fixed rate home equity loans listed below are as of the Statistical Calculation Date.
Geographical Distribution (continued)
State or Territory	Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
Maryland	15	$675,443.39	0.31%
Iowa	16	582,762.07	0.27
Nevada	10	577,814.83	0.27
Idaho	16	506,710.62	0.24
Delaware	7	448,981.34	0.21
Nebraska	12	443,430.51	0.21
Vermont	4	413,582.66	0.19
Montana	5	321,880.15	0.15
Rhode Island	8	300,440.35	0.14
South Dakota	2	87,055.07	0.04
North Dakota	2	66,750.00	0.03
Wyoming	2	61,680.53	0.03
Total	3,580	$214,476,174.93	100.00%

Documentation Type
Documentation Type	Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
Full Documentation	3,186	$186,256,204.21	86.84%
Stated Income	242	15,374,390.37	7.17
Limited Documentation	152	12,845,580.35	5.99
Total	3,580	$214,476,174.93	100.00%

Credit Grade
Credit Grade	Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
A+	312	$28,969,914.54	13.51%
A-1	1,301	89,294,755.26	41.63
A-2	865	44,350,938.61	20.68
B	498	23,968,273.51	11.18
C-1	355	14,802,532.64	6.90
C-2	143	6,309,182.40	2.94
D	105	6,710,977.97	3.13
Other	1	69,600.00	0.03
Total	3,580	$214,476,174.93	100.00%

Group I Collateral Summary
Collateral statistics for the fixed rate home equity loans listed below are as of the Statistical Calculation Date.

Prepayment Penalty Term
Prepay Penalty Terms (Months)	Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
0	1,718	$86,161,306.17	40.17%
6	10	510,913.71	0.24
12	81	5,476,695.92	2.55
20	1	47,600.00	0.02
24	57	5,006,750.00	2.33
30	11	423,183.60	0.20
36	222	16,603,073.51	7.74
42	2	76,681.82	0.04
48	4	455,046.95	0.21
60	1,474	99,714,923.25	46.49
Total	3,580	$214,476,174.93	100.00%

Group I Collateral Summary
Collateral statistics for the fixed rate home equity loans listed below are as of the Statistical Calculation Date.

Second Mortgage Ratio(1)
Range of Second Mortgage Ratios (%)			Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
0.00	-	10.00	106	$1,786,639.93	0.83%
10.01	-	15.00	97	2,262,659.43	1.05
15.01	-	20.00	255	7,061,448.33	3.29
20.01	-	25.00	127	4,453,692.33	2.08
25.01	-	30.00	96	3,545,227.27	1.65
30.01	-	35.00	76	3,222,227.29	1.50
35.01	-	40.00	40	1,964,120.35	0.92
40.01	-	45.00	35	1,640,919.78	0.77
45.01	-	50.00	17	769,929.14	0.36
50.01	-	55.00	12	942,659.07	0.44
55.01	-	60.00	10	515,696.22	0.24
60.01	-	65.00	5	305,793.89	0.14
65.01	-	70.00	2	202,915.00	0.09
70.01	-	75.00	6	398,870.22	0.19
75.01	-	80.00	2	53,500.00	0.02
80.01	-	85.00	2	277,937.66	0.13
Total			888	$29,404,235.91	13.71%

(1)  Applies only to the Home Equity Loans in the second lien position.  The Second Mortgage Ratios shown above are equal to, with respect to each Home Equity Loan in the second lien position, the original principal balance of the Home Equity Loan at the date of origination divided by the sum of (a) the original principal balance of the Home Equity Loan at the date of origination and (b) the remaining principal balance of the senior lien on the related Mortgaged Property at the date of origination of the Home Equity Loan.

Group I Collateral Summary
Collateral statistics for the fixed rate home equity loans listed below are as of the Statistical Calculation Date.

Amortization Type
Amortization Type			Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
Level Pay			3,376	$200,804,428.09	93.63%
Balloons			204	13,671,746.84	6.37
Total			3,580	$214,476,174.93	100.00%

Credit Score Distribution
Credit Score Range			Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
Not Available(1)			27	$850,977.86	0.40%
400	-	425	2	55,865.00	0.03
426	-	450	11	459,206.99	0.21
451	-	475	51	2,097,151.07	0.98
476	-	500	114	5,323,116.50	2.48
501	-	525	337	16,801,332.53	7.83
526	-	550	525	28,275,960.85	13.18
551	-	575	491	26,490,812.35	12.35
576	-	600	467	26,663,854.60	12.43
601	-	625	481	28,200,707.05	13.15
626	-	650	450	30,392,996.75	14.17
651	-	675	302	23,330,042.18	10.88
676	-	700	155	11,165,193.96	5.21
701	-	725	60	5,430,654.86	2.53
726	-	750	55	4,324,048.58	2.02
751	-	775	31	2,617,311.50	1.22
776	-	800	21	1,996,942.30	0.93
Total			3,580	$214,476,174.93	100.00%

(1)

Home Equity Loans indicated as having a credit score that is “not available” consist of Home Equity Loans where no credit score can be obtained for the related borrower.

Group II Collateral Summary
Collateral statistics for the adjustable rate home equity loans listed below are as of the Statistical Calculation Date.
	Collateral Summary		Ranges (if applicable)
Total Number of Loans	3,652
Total Outstanding Loan Balance	$365,034,545.13
Average Loan Principal Balance	$99,954.69		$9,997.86 to $600,000.00
WA Coupon	9.531%		5.350% to 14.990%
ARM Characteristics
Margin First Periodic Cap Subsequent Periodic Cap Lifetime Cap	9.078% 2.033% 1.000% 16.510%		2.000% to 14.540% 1.000% to 6.000% 6.800% to 21.990%
WA Original Term (mo.)	358 Months		60 to 360 Months
WA Remaining Term (mo.)	357 Months		60 to 360 Months
WA Original LTV	81.04%		8.63% to 95.00%
WA FICO(1)	573		429 to 800
Loan Type
2/28 ARM 6 M ARM 3/27 ARM	73.91% 11.39% 14.69%
Property Type
2/4 Family Condo Manufactured PUD Single Family Townhouse Other	0.70% 1.77% 0.74% 6.06% 89.66% 0.91% 0.16%
Occupancy Status
Primary Home Second Home Investment	98.53% 0.38% 1.09%
Geographic Distribution
Other states account individually for less than 4.55% of pool balance	CA: TX: OH: GA: NC:	12.51% 7.32% 6.68% 6.05% 5.42%

(1)  Excludes 28 Loans

Group II Collateral Summary
Collateral statistics for the adjustable rate home equity loans listed below are as of the Statistical Calculation Date.
Current Mortgage Loan Principal Balances
Range of Balances ($)			Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
5,000.01	-	10,000.00	1	$9,997.86	0.00%
10,000.01	-	15,000.00	5	67,683.36	0.02
15,000.01	-	20,000.00	25	466,454.16	0.13
20,000.01	-	25,000.00	50	1,182,319.38	0.32
25,000.01	-	30,000.00	81	2,278,842.80	0.62
30,000.01	-	35,000.00	116	3,826,500.49	1.05
35,000.01	-	40,000.00	139	5,290,386.23	1.45
40,000.01	-	45,000.00	153	6,569,953.46	1.80
45,000.01	-	50,000.00	176	8,408,358.51	2.30
50,000.01	-	55,000.00	177	9,335,208.14	2.56
55,000.01	-	60,000.00	190	10,989,215.66	3.01
60,000.01	-	65,000.00	199	12,477,992.61	3.42
65,000.01	-	70,000.00	161	10,905,626.63	2.99
70,000.01	-	75,000.00	184	13,359,202.70	3.66
75,000.01	-	80,000.00	174	13,514,648.24	3.70
80,000.01	-	85,000.00	158	13,056,433.16	3.58
85,000.01	-	90,000.00	135	11,847,209.51	3.25
90,000.01	-	95,000.00	115	10,651,905.05	2.92
95,000.01	-	100,000.00	109	10,662,716.64	2.92
100,000.01	-	105,000.00	100	10,279,922.88	2.82
105,000.01	-	110,000.00	89	9,580,072.71	2.62
110,000.01	-	115,000.00	76	8,574,614.38	2.35
115,000.01	-	120,000.00	89	10,451,436.47	2.86
120,000.01	-	125,000.00	52	6,383,476.90	1.75
125,000.01	-	130,000.00	59	7,513,927.47	2.06
130,000.01	-	135,000.00	59	7,841,503.62	2.15
135,000.01	-	140,000.00	74	10,180,347.27	2.79
140,000.01	-	145,000.00	51	7,277,981.82	1.99
145,000.01	-	150,000.00	29	4,285,888.54	1.17
150,000.01	-	200,000.00	319	54,810,065.33	15.02
200,000.01	-	250,000.00	160	35,885,540.75	9.83
250,000.01	-	300,000.00	80	22,002,831.36	6.03
300,000.01	-	350,000.00	37	12,027,357.20	3.29
350,000.01	-	400,000.00	14	5,263,442.10	1.44
400,000.01	-	450,000.00	6	2,592,745.14	0.71
450,000.01	-	500,000.00	6	2,875,556.87	0.79
500,000.01	-	550,000.00	1	544,000.00	0.15
550,000.01	-	600,000.00	3	1,763,179.73	0.48
Total			3,652	$365,034,545.13	100.00%

Group II Collateral Summary
Collateral statistics for the adjustable rate home equity loans listed below are as of the Statistical Calculation Date.

Mortgage Rates
Range of Mortgage Rates (%)			Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
5.001	-	5.500	1	$155,696.64	0.04%
5.501	-	6.000	8	972,546.80	0.27
6.001	-	6.500	20	3,002,067.36	0.82
6.501	-	7.000	67	9,419,395.39	2.58
7.001	-	7.500	99	13,612,969.58	3.73
7.501	-	8.000	255	31,977,368.93	8.76
8.001	-	8.500	260	32,713,743.08	8.96
8.501	-	9.000	482	57,837,795.29	15.84
9.001	-	9.500	423	45,538,927.17	12.48
9.501	-	10.000	551	55,399,067.48	15.18
10.001	-	10.500	346	30,292,752.13	8.30
10.501	-	11.000	455	36,787,894.82	10.08
11.001	-	11.500	210	15,676,375.96	4.29
11.501	-	12.000	234	17,397,041.86	4.77
12.001	-	12.500	90	5,956,613.44	1.63
12.501	-	13.000	83	5,145,822.17	1.41
13.001	-	13.500	45	1,907,041.09	0.52
13.501	-	14.000	17	911,251.31	0.25
14.001	-	14.500	5	307,684.48	0.08
14.501	-	15.000	1	22,490.15	0.01
Total			3,652	$365,034,545.13	100.00%

Group II Collateral Summary
Collateral statistics for the adjustable rate home equity loans listed below are as of the Statistical Calculation Date.

Original Term to Maturity
Original Term to Maturity (months)			Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
0	-	60	1	$25,740.00	0.01%
61	-	120	12	470,530.47	0.13
121	-	180	31	1,632,615.44	0.45
181	-	240	24	1,389,998.37	0.38
241	-	300	5	322,535.66	0.09
301	-	360	3,579	361,193,125.19	98.95
Total			3,652	$365,034,545.13	100.00%

Remaining Term to Maturity
Remaining Term to Maturity (months)			Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
0	-	60	1	$25,740.00	0.01%
61	-	120	13	522,903.44	0.14
121	-	180	30	1,580,242.47	0.43
181	-	240	24	1,389,998.37	0.38
241	-	300	5	322,535.66	0.09
301	-	360	3,579	361,193,125.19	98.95
Total			3,652	$365,034,545.13	100.00%

Seasoning
Seasoning (Months)			Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
0	-	0	1,573	$159,670,307.55	43.74%
1	-	6	2,076	205,100,274.96	56.19
7	-	12	3	263,962.62	0.07
Total			3,652	$365,034,545.13	100.00%

Group II Collateral Summary
Collateral statistics for the adjustable rate home equity loans listed below are as of the Statistical Calculation Date.

Amortization Type
Amortization Type			Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
2/28 ARM			2,683	$269,814,710.67	73.91%
3/27 ARM			505	53,632,165.31	14.69
6 M ARM			464	41,587,669.15	11.39
Total			3,652	$365,034,545.13	100.00%

Original Loan-to-Value Ratio
Range of Original LTV Ratio (%)			Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
5.01	-	10.00	1	$9,997.86	0.00%
10.01	-	15.00	5	219,839.07	0.06
15.01	-	20.00	5	174,706.23	0.05
20.01	-	25.00	10	405,605.94	0.11
25.01	-	30.00	16	648,775.38	0.18
30.01	-	35.00	17	942,817.32	0.26
35.01	-	40.00	23	1,187,082.00	0.33
40.01	-	45.00	24	1,321,617.54	0.36
45.01	-	50.00	60	3,551,477.60	0.97
50.01	-	55.00	53	3,241,834.89	0.89
55.01	-	60.00	103	6,514,380.01	1.78
60.01	-	65.00	124	8,874,321.92	2.43
65.01	-	70.00	259	20,675,206.91	5.66
70.01	-	75.00	307	28,095,504.14	7.70
75.01	-	80.00	794	80,218,975.13	21.98
80.01	-	85.00	696	73,237,470.65	20.06
85.01	-	90.00	1,086	128,812,348.25	35.29
90.01	-	95.00	69	6,902,584.29	1.89
Total			3,652	$365,034,545.13	100.00%

Group II Collateral Summary
Collateral statistics for the adjustable rate home equity loans listed below are as of the Statistical Calculation Date.

Occupancy Type
Occupancy Status	Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
Primary Home	3,570	$359,663,665.51	98.53%
Investment	64	3,987,972.58	1.09
Second Home	18	1,382,907.04	0.38
Total	3,652	$365,034,545.13	100.00%

Property Type
Property Type	Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
Single Family	3,360	$327,273,903.00	89.66%
PUD	139	22,136,762.87	6.06
Condominium	55	6,457,082.09	1.77
Manufactured Housing	36	2,688,820.98	0.74
Townhouse	36	3,333,593.57	0.91
Two to Four Family	23	2,565,768.52	0.70
Other	3	578,614.10	0.16
Total	3,652	$365,034,545.13	100.00%

Group II Collateral Summary
Collateral statistics for the adjustable rate home equity loans listed below are as of the Statistical Calculation Date.

Geographical Distribution
State or Territory	Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
California	240	$45,672,730.28	12.51%
Texas	312	26,731,892.81	7.32
Ohio	267	24,375,964.31	6.68
Georgia	185	22,071,196.71	6.05
North Carolina	212	19,799,672.15	5.42
Florida	168	15,747,114.41	4.31
Colorado	94	14,742,153.07	4.04
Missouri	184	14,239,420.98	3.90
Washington	97	13,505,683.99	3.70
Michigan	145	13,277,041.66	3.64
Arizona	126	12,479,363.60	3.42
Wisconsin	146	11,458,686.05	3.14
Tennessee	117	10,176,951.50	2.79
Louisiana	129	10,144,377.37	2.78
Pennsylvania	127	9,988,671.65	2.74
New York	82	8,232,904.50	2.26
Indiana	87	7,631,616.16	2.09
Illinois	87	7,238,078.38	1.98
New Jersey	53	7,108,211.99	1.95
Kentucky	83	6,564,863.85	1.80
Mississippi	83	5,760,654.40	1.58
Virginia	59	5,748,947.14	1.57
Iowa	69	4,325,869.79	1.19
South Carolina	47	4,224,468.39	1.16
Massachusetts	23	3,924,474.18	1.08
New Mexico	41	3,439,420.58	0.94
Utah	31	3,420,939.71	0.94
Kansas	41	3,378,082.25	0.93
Oklahoma	54	3,367,406.14	0.92
Minnesota	31	3,127,129.00	0.86
Maine	30	3,007,690.27	0.82
Idaho	29	2,445,394.97	0.67
Arkansas	32	2,240,630.01	0.61
Connecticut	17	2,225,786.56	0.61
Continued…

Group II Collateral Summary
Collateral statistics for the adjustable rate home equity loans listed below are as of the Statistical Calculation Date.

Geographical Distribution (continued)
State or Territory	Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
New Hampshire	12	$1,864,689.57	0.51%
Nevada	16	1,754,716.55	0.48
Maryland	14	1,718,896.42	0.47
Rhode Island	12	1,577,629.23	0.43
Oregon	14	1,195,625.53	0.33
Wyoming	12	1,128,046.40	0.31
West Virginia	12	982,853.11	0.27
Nebraska	10	802,480.64	0.22
Montana	9	722,663.98	0.20
Delaware	6	687,151.18	0.19
Vermont	4	607,044.61	0.17
South Dakota	3	169,259.10	0.05
Total	3,652	$365,034,545.13	100.00%

Documentation Type
Documentation Type	Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
Full Documentation	3,208	$313,689,541.55	85.93%
Stated Income	287	28,418,103.03	7.79
Limited Documentation	157	22,926,900.55	6.28
Total	3,652	$365,034,545.13	100.00%

Group II Collateral Summary
Collateral statistics for the adjustable rate home equity loans listed below are as of the Statistical Calculation Date.

Gross Margins(1)
Range of Gross Margins (%)			Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
5.001	-	5.500	8	$1,186,880.44	0.33%
5.501	-	6.000	15	2,386,052.93	0.65
6.001	-	6.500	55	7,721,602.32	2.12
6.501	-	7.000	108	14,682,853.08	4.02
7.001	-	7.500	227	29,604,586.72	8.11
7.501	-	8.000	265	32,728,519.76	8.97
8.001	-	8.500	466	56,201,376.73	15.40
8.501	-	9.000	418	45,981,184.61	12.60
9.001	-	9.500	507	49,151,353.79	13.46
9.501	-	10.000	401	37,184,786.63	10.19
10.001	-	10.500	438	36,681,520.78	10.05
10.501	-	11.000	252	18,479,756.93	5.06
11.001	-	11.500	216	16,644,269.31	4.56
11.501	-	12.000	112	7,420,992.04	2.03
12.001	-	12.500	84	4,908,715.13	1.34
12.501	-	13.000	53	2,444,817.49	0.67
13.001	-	13.500	18	1,054,583.38	0.29
13.501	-	14.000	6	342,552.91	0.09
14.001	-	14.540	1	22,490.15	0.01
Total			3,652	$365,034,545.13	100.00%

(1)  2 Loans had a gross margin of 2.000% each and an aggregate principal balance of $205,650, accounting for 0.06% of the principal balance.

Group II Collateral Summary
Collateral statistics for the adjustable rate home equity loans listed below are as of the Statistical Calculation Date.

Credit Grade
Credit Grade	Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Principal Balance
A+	66	$7,223,568.79	1.98%
A-1	955	113,721,534.09	31.15
A-2	1,181	126,292,209.03	34.60
B	719	65,154,600.37	17.85
C-1	505	35,291,681.94	9.67
C-2	222	17,230,980.01	4.72
D	4	119,970.90	0.03
Total	3,652	$365,034,545.13	100.00%

Next Interest Adjustment Date
Next Interest Adjustment Date	Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
July-02	1	$25,946.23	0.03%
August-02	1	80,837.20	0.03
September-02	29	2,875,268.49	0.79
October-02	99	8,269,409.49	2.71
November-02	125	11,388,287.83	3.42
December-02	125	11,428,165.74	3.42
January-03	84	7,519,754.65	2.30
September-03	1	67,042.95	0.03
October-03	2	196,919.67	0.05
December-03	3	290,474.00	0.08
January-04	7	622,623.22	0.19
February-04	20	1,905,068.40	0.55
March-04	230	23,795,124.09	6.30
April-04	697	72,410,438.76	19.09
May-04	650	63,850,771.96	17.80
June-04	657	65,950,773.11	17.99
July-04	414	40,566,367.51	11.34
December-04	2	135,799.89	0.05
January-05	1	105,000.00	0.03
March-05	21	2,413,015.53	0.58
April-05	81	7,008,385.15	2.22
May-05	107	9,778,475.20	2.93
June-05	134	14,854,684.57	3.67
July-05	161	19,495,911.97	4.41
Total	3,652	$365,034,545.13	100.00%

Group II Collateral Summary
Collateral statistics for the adjustable rate home equity loans listed below are as of the Statistical Calculation Date.

Maximum Rates
Range of Maximum Rates (%)			Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
6.501	-	7.000	1	$152,000.00	0.04%
7.001	-	7.500	1	117,600.00	0.03
9.001	-	10.500	1	52,800.00	0.01
12.001	-	12.500	1	155,696.64	0.04
12.501	-	13.000	8	972,546.80	0.27
13.001	-	13.500	21	3,094,767.36	0.85
13.501	-	14.000	74	10,064,745.39	2.76
14.001	-	14.500	101	14,068,819.58	3.85
14.501	-	15.000	256	32,570,968.93	8.92
15.001	-	15.500	263	33,220,931.08	9.10
15.501	-	16.000	481	57,110,357.29	15.65
16.001	-	16.500	416	44,319,627.17	12.14
16.501	-	17.000	545	54,923,317.48	15.05
17.001	-	17.500	346	30,333,752.13	8.31
17.501	-	18.000	455	36,896,694.82	10.11
18.001	-	18.500	206	15,251,975.96	4.18
18.501	-	19.000	235	17,477,041.86	4.79
19.001	-	19.500	90	5,956,613.44	1.63
19.501	-	20.000	83	5,145,822.17	1.41
20.001	-	20.500	45	1,907,041.09	0.52
20.501	-	21.000	17	911,251.31	0.25
21.001	-	21.500	5	307,684.48	0.08
21.501	-	22.000	1	22,490.15	0.01
Total			3,652	$365,034,545.13	100.00%

Group II Collateral Summary
Collateral statistics for the adjustable rate home equity loans listed below are as of the Statistical Calculation Date.

Prepayment Penalty Term
Prepay Penalty Term (months)			Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
0			952	$86,154,457.37	23.60%
12			88	12,985,929.11	3.56
24			739	89,683,597.40	24.57
30			1	216,000.00	0.06
36			690	73,392,456.74	20.11
48			4	645,798.58	0.18
60			1,178	101,956,305.93	27.93
Total			3,652	$365,034,545.13	100.00%
Credit Score Distribution
Credit Score Range			Number of Mortgage Loans	Statistical Calculation Date Loan Balance ($)	% of Statistical Calculation Date Loan Balance
Not Available(1)			28	$1,483,890.64	0.41%
426	-	450	6	365,797.89	0.10
451	-	475	54	3,782,682.03	1.04
476	-	500	128	9,427,244.09	2.58
501	-	525	495	45,193,463.26	12.38
526	-	550	825	82,495,189.98	22.60
551	-	575	687	67,474,750.19	18.48
576	-	600	472	52,194,336.42	14.30
601	-	625	413	41,362,036.00	11.33
626	-	650	279	31,012,062.31	8.50
651	-	675	151	17,359,143.79	4.76
676	-	700	59	7,136,124.23	1.95
701	-	725	28	3,342,911.92	0.92
726	-	750	14	1,502,936.42	0.41
751	-	775	6	433,206.92	0.12
776	-	800	7	468,769.04	0.13
Total			3,652	$365,034,545.13	100.00%

(1)   Home Equity Loans indicated as having a credit score that is “not available” consist of Home Equity Loans where no credit score can be obtained for the related borrower.